SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


     Date of Report                                          March 23, 2001

                        Commission file number 33-4460-NY


                                TASTY FRIES, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                                                65-0159052
------------------------                                ----------------------
(State of Incorporation)                               (IRS Identification No.)


                          650 Sentry Parkway, Suite One
                               Blue Bell, PA 19422
                                  610/941-2109
         (Registrant's address, including zip code and telephone number)


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Item 4. Changes in Registrant's Certifying Accountant

In accordance with Report on Form 8-K dated January 30, 2001, it had been reported that Larson Allen & Weishar & Co., LLP, had resigned as auditors for the Registrant's financial statements. On February 23, 2001, the firm of Goldenberg Rosenthal, LLP was engaged to audit Registrant's financial statements.















                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                               Tasty Fries, Inc.
                                               ---------------------------------
                                               (Registrant)


                                               By: /s/ EDWARD C. KELLY
                                                   --------------------
                                                       Edward C. Kelly
                                                       President